UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 23, 2015

CNL GROWTH PROPERTIES, INC.

(Exact Name of Registrant as Specified in its Charter)

Maryland	000-54686	26-3859644
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

450 South Orange Avenue

Orlando, Florida 32801

(Address of Principal Executive Offices; Zip Code)

Registrant’s telephone number, including area code: (407) 650-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

Special Distribution Declared

On November 23, 2015, the board of directors of CNL Growth Properties, Inc. (the “Company”) declared a special cash distribution payable on or before December 31, 2015 to the holders of record of the Company’s common stock as of the close of business on November 23, 2015 (the “Special Distribution”).

The Special Distribution, in the amount of $1.00 per share, will be funded from the proceeds of the September 29, 2015 sale of the 320-unit Class A garden-style multifamily community located in Charlotte, North Carolina (Crescent Alexander Village) and the October 5, 2015 sale of the 344-unit, Class A garden-style multifamily community located in Tampa, Florida (Crescent Crosstown), plus available cash. The Board of Directors further resolved that in the event that the pending sale of the 252-unit Class A garden-style multifamily community located in a suburb of Nashville, Tennessee (Crescent Cool Springs) is consummated before the end of 2015, the Special Distribution shall be increased to a total of $1.70 per share, with a portion of the proceeds of the sale of the Crescent Cool Springs community being utilized for that purpose. It is anticipated that the sale of Crescent Cool Springs will close on or about December 15, 2015. There can, however, be no assurance that the sale will be completed before the end of 2015, or at all. Accordingly, there can be no assurance that stockholders will receive an amount greater than $1.00 per share as a Special Distribution.

The Special Distribution will be reflected in each stockholder’s Form 1099 for the year ending December 31, 2015. The tax determination of the Special Distribution will be based on the Company’s taxable results for the year ending December 31, 2015. Stockholders are advised to consult their tax advisors regarding the tax consequences of the Special Distributions in light of his or her particular investment or tax circumstances.

Estimated Net Asset Value

To assist broker-dealers that participated in the Company’s public offerings in meeting their customer account statement reporting obligations under National Association of Securities Dealers Conduct Rule 2340, as required by the Financial Industry Regulatory Authority, the Company intends to calculate and disclose an estimated net asset value per share (“NAV”) as of December 31, 2015 as soon as practicable after the year end. Upon the payment of the Special Distribution, the Company anticipates that it will revise the Company’s NAV as of December 31, 2014, as adjusted February 9, 2015, to take account of the Special Distribution. The Company’s 2015 NAV will be estimated in accordance with the Company’s valuation policy and the recommendations of the Investment Program Association, a trade association for non-listed direct investment vehicles (the “IPA”), in IPA Practice Guideline 2013-01, “Valuations of Publicly Registered Non-Listed REITs” and will reflect the declaration and payment of the Special Distribution and any other amounts paid to stockholders from the proceeds of any other consummated or pending asset sales.

Cautionary Note Regarding Forward-Looking Statements

Statements contained herein that are not statements of historical or current fact may constitute “forward-looking statements” within the meaning of the Federal Private Securities Litigation Reform Act of 1995. The Company intends that such forward-looking statements be subject to the safe harbor created by Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are statements that do not relate strictly to historical or current facts, but reflect management’s current understandings, intentions, beliefs, plans, expectations, assumptions and/or predictions regarding the future of the Company’s business and its performance, the economy, and other future conditions and forecasts of future events, and circumstances. Forward-looking statements are typically identified by words such as “believes,” “expects,” “anticipates,” “intends,” “estimates,” “plans,” “continues,” “pro forma,” “may,” “will,” “seeks,” “should” and “could,” and words and terms of similar substance in connection with discussions of future operating or financial performance, business strategy and portfolios, projected growth prospects, cash flows, costs and financing needs, legal proceedings, amount and timing of anticipated future distributions, estimated per share net asset value of the Company’s common stock, and/or other matters. The Company’s forward-looking statements are not guarantees of future performance. While the Company’s management believes its forward-looking statements are reasonable, such statements are inherently susceptible to uncertainty and changes in circumstances. As with any projection or forecast, forward-looking statements are necessarily dependent on assumptions, data and/or methods that may be incorrect or imprecise, and may not be realized. The Company’s forward-looking statements are based on management’s current expectations and a variety of risks, uncertainties and other factors, many of which are beyond the Company’s ability to control or accurately predict. Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, the Company’s actual results could differ materially from those set forth in the forward-looking statements due to a variety of risks, uncertainties and other factors. Given these uncertainties, the Company cautions you not to place undue reliance on such statements.

For further information regarding risks and uncertainties associated with the Company’s business, and important factors that could cause the Company’s actual results to vary materially from those expressed or implied in its forward-looking statements, please refer to the factors listed and described under “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and the “Risk Factors” sections of the Company’s documents filed from time to time with the U.S. Securities and Exchange Commission, including, but not limited to, the Company’s quarterly reports on Form 10-Q, and the Company’s annual report on Form 10-K, copies of which may be obtained from the Company’s website at http://www.cnlgrowthproperties.com.

All written and oral forward-looking statements attributable to the Company or persons acting on its behalf are qualified in their entirety by this cautionary note. Forward-looking statements speak only as of the date on which they are made, and the Company undertakes no obligation to, and expressly disclaims any obligation to, publicly release the results of any revisions to its forward-looking statements to reflect new information, changed assumptions, the occurrence of unanticipated subsequent events or circumstances, or changes to future operating results over time, except as otherwise required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 23, 2015		CNL GROWTH PROPERTIES, INC.
a Maryland corporation

	By:	/s/ Scott C. Hall
Scott C. Hall
Senior Vice President of Operations